Exhibit 99.1

FMC Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA
News Release
215.299.6000
fmc.com
For Release: Immediate

Media contact: Nicole Canning +1.215.299.5916
Nicole.Canning@fmc.com
Investor contact: Zack Zaki +1.215.299.5899
Zack.Zaki@fmc.com
FMC Corporation announces transformation management executive, new executive vice presidents and executive retirement

PHILADELPHIA, February 29, 2024 – FMC Corporation (NYSE:FMC), an agricultural sciences company, today announced several changes to its executive leadership team as part of the company’s previously announced transformation and restructuring initiative.
Barry Crawford, vice president, Operations, is transitioning to a full-time executive role leading the company’s transformation, effective March 1. The scale and scope of FMC’s restructuring and transformation requires the focused attention of a senior executive to ensure the company delivers significant cost savings in 2024 and beyond, and successfully designs and launches a new operating model that drives greater efficiency and profitable growth across the company. Crawford brings broad knowledge of FMC’s business lines and global operations to this new role. As vice president, Transformation Management, he will continue to report to Mark Douglas, president and CEO.
Thaisa Hugenneyer, vice president, Procurement, Logistics and Global Facilities, has been elected an FMC executive vice president, Operations, Supply Chain and Procurement, effective March 1. In addition to her current duties, Hugenneyer will assume responsibility for Manufacturing, Supply Chain, as well as the Environment, Health and Safety (EHS) organization. She will report to Douglas and will work with Crawford on an orderly transition of his Manufacturing and EHS responsibilities.

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“Under Barry’s leadership, operating discipline in the company’s manufacturing network strengthened dramatically. He elevated data-driven processes in supply chain management and oversaw FMC’s industry leading safety strategy. An executive of Barry’s caliber is critical in leading FMC’s transformation—to adapt our operating model in ways that are more appropriate for our future success, and update how we are organized, where we operate and the way we work,” Douglas said. “Thaisa brings to her new role more than 25 years of experience leading Procurement, Logistics and major business process transformations at FMC and other leading chemical companies. She is ideally suited to assume expanded responsibilities for Manufacturing, Supply Chain and EHS.”
Brian Angeli, vice president, Corporate Strategy and Precision & Digital Agriculture, has been elected executive vice president and Chief Marketing Officer (CMO), effective May 1. He will oversee portfolio management, new product launch strategies and strategic global partnerships, and will retain responsibility for FMC’s Precision Agriculture organization. He will report to Douglas.
Diane Allemang, executive vice president and CMO, has elected to retire from the company on May 1 following 9 years with FMC and a nearly 40 years in the crop protection industry. She launched the company’s first Global Strategic Marketing function shortly after FMC transitioned to a focused agricultural sciences company in 2017. Allemang also developed and grew FMC’s strategic partnerships with numerous leading crop protection companies.
Dr. Seva Rostovtsev, vice president and Chief Technology Officer (CTO), has been elected executive vice president of FMC by its Board of Directors, effective February 27. His new title reflects Rostovtsev’s extensive responsibilities leading FMC’s global R&D organization, and the critical role of innovation and new technologies in the company’s long-term growth. Since assuming the CTO role in 2022, he has continued to successfully optimize R&D’s use of data to improve research efficiency and effectiveness. Rostovtsev will continue to report to Douglas.
“We are fortunate to have senior leaders in Brian and Seva on our management team,” Douglas said. “Brian successfully launched FMC Ventures and our Precision Agriculture business, and has been instrumental in leading every major M&A transaction at FMC over the last decade, including the company’s largest acquisition of DuPont crop protection assets in 2017. Seva is an exceptional leader of our R&D organization, where he and his team oversee one of the most advanced pipelines of new innovations in the agricultural industry.

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“I want to thank Diane for her immense contributions to FMC. She is a highly respected leader not only within our company, but across the crop protection industry. Diane brought data-driven analysis and rigor to our marketing strategies, and under her guidance FMC successfully launched several new branded diamide products, as well as multiple new products from the company’s latest technologies, including Isoflex™ active and fluindapyr. She was the first female Board of Directors chairperson for CropLife America and has mentored countless female leaders throughout her career. We wish her a well-earned, happy and healthy retirement,” Douglas added.
About FMC
FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers, crop advisers and turf and pest management professionals to address their toughest challenges economically while protecting the environment. With approximately 6,600 employees at more than 100 sites worldwide, FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.
Isoflex is a trademark of FMC Corporation or an affiliate.
Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this press release, in FMC’s other filings with the SEC, and in presentations, reports or letters to FMC stockholders.
In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook”, "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement.

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These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2023 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.
We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
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